                            MANAGEMENT SUPPORT DEED

                   SUPERANNUATION MEMBERS'HOME LOANS LIMITED
                                ACN 005 964 134

                           MEMBERS EQUITY PTY LIMITED
                                ACN 006 787 720

                                      and

                      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                ACN 000 431 827

                                F R E E H I L L
                             H O L L I N G D A L E
                                   & P A G E

          MLC Centre Martin Place Sydney New South Wales 2000 Australia

                 Telephone (02) 9225 5000 Int + (61 2) 9225 5000
                     Facsimile (02) 9322 4000 DX 361 Sydney

                             Reference: PJSR:MR:31F

    SYDNEY MELBOURNE PERTH CANBERRA BRISBANE SINGAPORE HANOI HO CHI MINH CITY
                CORRESPONDENT OFFICES IN JAKARTA AND KUALA LUMPUR

      LIABILITY IS LIMITED BY THE SOLICITORS SCHEME UNDER THE PROFESSIONAL
                            STANDARDS ACT 1994 (NSW)

                                                                          PAGE 1

TABLE OF CONTENTS



Clause                                                                                                         Page

1        DEFINITIONS AND INTERPRETATIONS                                                                          1

         1.1      Definitions                                                                                     1
         1.2      Interpretation                                                                                  3
         1.3      Incorporation of Master Trust Deed definitions                                                  3
         1.4      Enforcement of this deed                                                                        3

2        PROVISION OF RESOURCES                                                                                   4

         2.1      ME's commitment                                                                                 4
         2.2      Method for provision of Resources                                                               4
         2.3      Directions by SMHL                                                                              4
         2.4      Personnel to be informed of obligations                                                         4

3        REPRESENTATIONS AND WARRANTIES                                                                           4

         3.1      General representations and warranties                                                          4
         3.2      ME                                                                                              5

4        FEES                                                                                                     5

5        REPORTING                                                                                                5

         5.1      Reports by ME to SMHL                                                                           5

6        TERM AND TERMINATION                                                                                     5

         6.1      Term of this deed                                                                               5
         6.2      Termination by ME                                                                               5
         6.3      Termination by SMHL                                                                             6

7        EXCLUSIONS                                                                                               6

         7.1      No guarantee of SMHL's liabilities                                                              6
         7.2      No disposition of intellectual property                                                         6
         7.3      No partnership                                                                                  6

8        MISCELLANEOUS                                                                                            6

         8.1      Notices                                                                                         6
         8.2      No assignment                                                                                   7
         8.3      Governing law                                                                                   8
         8.4      Severability of provisions                                                                      8
         8.5      Waiver                                                                                          8
         8.6      Consents and approvals                                                                          8
         8.7      Entire agreement                                                                                8
         8.8      Counterparts                                                                                    8
         8.9      PTAL's liability                                                                                9



                                                                          PAGE 2

--------------------------------------------------------------------------------
THIS DEED

                  is made on           2000 between the following parties:

                  1.      SUPERANNUATION MEMBERS' HOME LOANS LIMITED
                          ACN 005 964 134
                          of Level 17, 360 Collins Street, Melbourne
                          (SMHL)

                  2.      MEMBERS EQUITY PTY LIMITED
                          ACN 070 887 679
                          of Level 17, 360 Collins Street, Melbourne
                          (ME)

                  3.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ACN 000 431 827
                          of Level 7, 39 Hunter Street, Sydney
                          (PTAL)

RECITALS

                  A.      PTAL is a trustee of trusts known as Superannuation
                          Members Home Loans Trusts and National Mutual Home
                          Loans Trusts (the TRUSTS) and SMHL is a manager of the
                          Trusts.

                  B.      SMHL must perform the Management Obligations.

                  C.      SMHL is a wholly owned subsidiary of ME.

                  D.      In order to perform the Management Obligations, SMHL
                          has requested ME to provide it with certain Resources.

                  E.      This deed sets out the terms on which ME will provide
                          those Resources to SMHL.

THIS DEED WITNESSES

--------------------------------------------------------------------------------
1        DEFINITIONS AND INTERPRETATIONS

         1.1      DEFINITIONS

                  In this deed:

                  BANKING DAY has the meaning given to it in the relevant Master
                  Trust Deed.

                  COMPUTER SYSTEMS means computer hardware and software of any kind whatever.

                  DAY TO DAY FUNDING REQUIREMENTS means funds to enable SMHL to meet its ordinary costs and expenses of performing the
                  Management Obligations.

                  EXPERTISE means expertise of any kind in relation to the
                  administration and management of mortgage securitisation
                  programmes.

                                                                          PAGE 1

                  MANAGEMENT OBLIGATIONS means the obligations, responsibilities and functions undertaken by SMHL under each Master Trust Deed and any Transaction Document as varied from time to time.

                  MASTER TRUST DEED means, as the case requires:

                  (a)     the Master Trust Deed dated 4 July 1994 between SMHL
                          and the Trustee, pursuant to which a series of
                          separate trusts called collectively the
                          "Superannuation Members' Home Loans Trusts" are
                          established; and

                  (b)     the Master Trust Deed dated 28 February 1995 between
                          National Mutual Funds Management Limited and the
                          Trustee, pursuant to which a series of separate trusts
                          called collectively the "National Mutual Home Loans
                          Trusts" are established.

                  OFFICE SPACE AND FACILITIES means:

                  (a)     building premises fitted out for use as offices;

                  (b)     office equipment (including, but not limited to,
                          photocopiers, fax machines, telephones, PABX systems,
                          wordprocessing and typewriting equipment and office
                          furniture);

                  (c)     office "consumables" (including, but not limited to,
                          stationery and related office requirements); and

                  (d)     records storage and management facilities.

                  PERSONNEL means employees, agents, contractors, consultants and other personnel of any kind whatever, including but not limited to:

                  (a)     accounting staff;

                  (b)     asset origination and management staff;

                  (c)     liabilities origination and management staff;

                  (d)     secretarial and other support staff.

                  RESOURCES means:

                  (a)     Computer Systems;

                  (b)     Day to Day Funding Requirements;

                  (c)     Expertise;

                  (d)     Office Space and Facilities; and

                  (e)     Personnel.

                  TRANSACTION DOCUMENTS has the same meaning as under the
                  relevant Master Trust Deed.

                  TRUST mean a securitisation fund or an origination fund
                  created under the Master Trust Deed.

                  TRUSTEE means, at any given time, the person acting in the capacity of "Trustee" under the relevant Master Trust Deed at that time, which is at the date of this deed, PTAL.

                                                                          PAGE 2

         1.2      INTERPRETATION

                  In this deed, headings and boldings are for convenience only and do not affect the interpretation of this deed and, unless the context otherwise requires:

                  (a)     words importing the singular include the plural and
                          vice versa;

                  (b)     words importing a gender include any gender;

                  (c)     other parts of speech and grammatical forms of a word
                          or phrase defined in this deed have a corresponding
                          meaning;

                  (d)     an expression importing a natural person includes any
                          company, partnership, joint venture, association,
                          corporation or other body corporate and any
                          Governmental Agency;

                  (e)     a reference to any thing (including, but not limited
                          to, any right) includes a part of that thing but
                          nothing in this clause 1.2(e) implies that performance
                          of part of an obligation constitutes performance of
                          the obligation;

                  (f)     a reference to a clause, party, annexure, exhibit or
                          schedule is a reference to a clause of, and a party,
                          annexure, exhibit and schedule to, this deed and a
                          reference to this deed includes any annexure, exhibit
                          and schedule;

                  (g)     a reference to a statute, regulation, proclamation,
                          ordinance or by-law includes all statutes,
                          regulations, proclamations, ordinances or by-laws
                          amending, consolidating or replacing it, and a
                          reference to a statute includes all regulations,
                          proclamations, ordinances and by-laws issued under
                          that statute;

                  (h)     a reference to a document includes all amendments or
                          supplements to, or replacements or novations of, that
                          document;

                  (i)     a reference to a party to a document includes that
                          party's successors and permitted assigns;

                  (j)     a covenant or agreement on the part of 2 or more
                          persons binds them jointly and severally;

                  (k)     a reference to an agreement other than this deed
                          includes an undertaking, deed, agreement or legally
                          enforceable arrangement or understanding whether or
                          not in writing;

         1.3      INCORPORATION OF MASTER TRUST DEED DEFINITIONS

                  Subject to clause 1.1, each expression used in this deed that is defined in the relevant Master Trust Deed and is not
                  defined in this deed shall have the same meaning as in the relevant Master Trust Deed.

         1.4      ENFORCEMENT OF THIS DEED

                  To the extent that ME's Personnel are indemnified under this deed, this deed is enforceable by those persons against SMHL notwithstanding that they are not parties to it. However,
                  except for enforcement by those persons, this deed is not
                  enforceable or actionable in any way by any person who is not a party to it.

                                                                          PAGE 3

--------------------------------------------------------------------------------
2        PROVISION OF RESOURCES

         2.1      ME'S COMMITMENT

                  Subject to the terms and conditions of this deed, ME covenants with each of SMHL and the Trustee to provide SMHL at ME's cost sufficient Resources to enable SMHL to fully and properly
                  perform the Management Obligations.

         2.2      METHOD FOR PROVISION OF RESOURCES

                  ME may comply with its obligations under clause 2.1 by any means or method considered appropriate by ME. For example, ME is not obliged to dedicate any Resource or Resources
                  exclusively to SMHL or to the performance of the Management
                  Obligations and may provide Resources in any office or other location where ME conducts other aspects of its businesses.

         2.3      DIRECTIONS BY SMHL

                  The Personnel provided to SMHL under clause 2.1 are subject to any direction given by SMHL from time to time.

         2.4      PERSONNEL TO BE INFORMED OF OBLIGATIONS

                  SMHL and ME undertake to ensure that the Personnel who are provided under clause 2.1 are fully aware of the obligations to be performed, and the procedures to be carried out, under each Master Trust Deed so as to enable SMHL to properly
                  perform its obligations.

--------------------------------------------------------------------------------
3        REPRESENTATIONS AND WARRANTIES

         3.1      GENERAL REPRESENTATIONS AND WARRANTIES

                  Each of ME and SMHL represents and warrants in relation to itself, to the Trustee and each other (severally) that:

                  (a)     (DUE INCORPORATION): it is duly incorporated and has
                          the corporate power to own its property and to carry
                          on its business as is now being conducted;

                  (b)     (CONSTITUTION): the execution, delivery and
                          performance of this deed does not violate its
                          constitution;

                  (c)     (CORPORATE POWER): it has the power and has taken all
                          corporate and other action required to enter into this
                          deed and to authorise the execution and delivery of
                          this deed and the performance of its obligations under
                          this deed;

                  (d)     (LEGALLY BINDING OBLIGATION): this deed constitutes
                          its valid and legally binding obligations in
                          accordance with the terms of this deed;

                  (e)     (EXECUTION, DELIVERY AND PERFORMANCE): the execution,
                          delivery and performance of this deed by it does not
                          violate any existing law or regulation, or any
                          document or agreement to which it is a party or which
                          is binding on it or any of its assets; and

                                                                          PAGE 4

                  (f)     (AUTHORISATION): all consents, licences, approvals and
                          authorisations of every government authority required
                          to be obtained by it in connection with the execution,
                          delivery and performance of this deed have been
                          obtained and are valid and subsisting.

3.2      ME

                  ME represents and warrants that it has or is able to provide the necessary Resources and funds to perform its obligation under this deed.

--------------------------------------------------------------------------------
4        FEES

         SMHL must pay to ME (out of SMHL's own funds) such fees as are agreed between them from time to time (not exceeding the residual amount of fees received by SMHL as manager under the relevant Master Trust Deed after satisfaction of, or provision for, all fees payable by SMHL to the Mortgage Managers) and at all times agreed. A default by SMHL in the payment of those fees will not entitle ME to terminate this deed or refuse to perform its obligations under this deed.

--------------------------------------------------------------------------------
5        REPORTING

         5.1      REPORTS BY ME TO SMHL

                  ME must provide to SMHL:

                  (a)     (PERIODIC REPORTS): each month (or such other period
                          as is from time to time agreed between ME and SMHL), a
                          report on the performance by ME of its functions
                          hereunder and such other information as is from time
                          to time agreed between ME and SMHL; and

                  (b)     (OTHER INFORMATION): such other information reasonably
                          required by SMHL in relation to the performance of
                          ME's functions under this deed.

--------------------------------------------------------------------------------
6        TERM AND TERMINATION

         6.1      TERM OF THIS DEED

                  This deed commences on the date of this deed and continues until terminated under either of clause 6.2 or 6.3.

         6.2      TERMINATION BY ME

                  This deed may be terminated by ME in respect of the Trusts established under a Master Trust Deed:

                  (a)     (BY NOTICE): on 21 days notice to SMHL and the Trustee
                          given after the occurrence of any of the following
                          events:

                          (1)      (REMOVAL OF MANAGER): the removal or
                                   retirement of SMHL as manager under the
                                   relevant Master Trust Deed; or

                                                                          PAGE 5

                          (2)      (TERMINATION  OF TRUSTS):  the  termination
                                   or winding-up of the trusts then  constituted
                                   under the Master Trust Deed; or

                  (b)     (BY CONSENT): at any time with the consent of the
                          Trustee.

         6.3      TERMINATION BY SMHL

                  This deed may be terminated by SMHL if:

                  (a)     (BREACH): ME is in material breach of its obligations
                          under this deed and that breach is not rectified by ME
                          within 21 days of receiving notice from SMHL to
                          rectify the breach; and

                  (b)     (BY CONSENT): the Trustee consents to termination for
                          that breach.

--------------------------------------------------------------------------------
7        EXCLUSIONS

         7.1      NO GUARANTEE OF SMHL'S LIABILITIES

                  This deed is not a guarantee, indemnity or other form of
                  surety to the Trustee or any other person in relation to any payment obligation of SMHL.

7.2      NO DISPOSITION OF INTELLECTUAL PROPERTY

                  Notwithstanding any other provision of this deed, all computer software, know-how, market information and other intellectual property of any nature whatsoever, the rights to which belong to ME (whether as owner or as licensee) and which form part of, or are used in the provision of, Resources under this
                  deed, remain the property of ME and may not be used by any person other than ME without ME's prior written consent.

         7.3      NO PARTNERSHIP

                  Nothing in this deed constitutes SMHL or ME as partners. ME in performing its obligations under this deed acts as an
                  independent contractor only.

--------------------------------------------------------------------------------
8        MISCELLANEOUS

         8.1      NOTICES

                  (a)     Any notice or other communication including, but not
                          limited to, any request, demand, consent or approval,
                          to or by a party to any Transaction Document:

                          (1)      must be in legible writing and in English
                                   addressed as shown below:

                                   (A)    if to SMHL:

                                          Address:   Level 17, 360 Collins
                                                     Street, Melbourne VIC 3000

                                          Attention: the Chief Executive Officer

                                          Facsimile: 03 9605 6200

                                                                          PAGE 6

                                   (B)    if to ME:

                                          Address:   Level 17, 360 Collins
                                                     Street, Melbourne VIC 3000

                                          Attention: the Chief Executive Officer

                                          Facsimile: 03 9605 6200,

                                   (C)    if to the Trustee:

                                          Address:   Level 4, 333 Collins
                                                     Street, Melbourne VIC 3000

                                          Attention: the Manager - Mortgage
                                                     Securitisation

                                          Facsimile:     03 9615 9699,

                                   or as specified to the sender by any party by
                                   notice;

                          (2)      where the sender is a company, must be signed
                                   by an officer or under the common seal of the
                                   sender;

                          (3)      is regarded as being given by the sender and
                                   received by the addressee:

                                   (A)    if by delivery in person, when
                                          delivered to the addressee;

                                   (B)    if by post, 3 Banking Days from and
                                          including the date of postage; or

                                   (C)    if by facsimile transmission, whether
                                          or not legibly received, when received
                                          by the addressee,

                                   but if the delivery or receipt is on a day
                                   which is not a Banking Day or is after 4.00
                                   pm (addressee's time) it is regarded as
                                   received at 9.00 am on the following Banking
                                   Day; and

                          (4)      can be relied upon by the addressee and the
                                   addressee is not liable to any other person
                                   for any consequences of that reliance if the
                                   addressee believes it to be genuine, correct
                                   and authorised by the sender.

                  (b)     A facsimile transmission is regarded as legible unless
                          the addressee telephones the sender within 2 hours
                          after transmission is received or regarded as received
                          under clause 8.1(a)(3) and informs the sender that it
                          is not legible.

                  (c)     In this clause 8.1, a reference to an addressee
                          includes a reference to an addressee's officers,
                          agents or employees.

8.2      NO ASSIGNMENT

                  The parties acknowledge and agree that this deed:

                  (a)     would not be entered into but for the relationship
                          between them;

                  (b)     is a personal contract; and

                  (c)     is not capable of assignment (in law or equity), being
                          charged or otherwise disposed of or dealt with in any
                          way by any of them without the prior written consent
                          of the other.

                                                                          PAGE 7

                  Any purported assignment, charge or other disposition or
                  dealing in contravention of this clause is in effective.

         8.3      GOVERNING LAW

                  (a)     This deed is governed by the laws of New South Wales.

                  (b)     Each party irrevocably submits to the non-exclusive
                          jurisdiction of the courts of New South Wales.

         8.4      SEVERABILITY OF PROVISIONS

                  Any provision of this deed which is illegal, void or
                  unenforceable will be ineffective to the extent of such
                  illegality, voidness or unenforcability without invalidating the remaining provisions hereof.

         8.5      WAIVER

                  (a)     Waiver of any right arising from a breach of this deed
                          or of any power arising upon default under this deed
                          or upon the occurrence of an event of default must be
                          in writing and signed by the party granting the
                          waiver.

                  (b)     A failure or delay in exercise, or partial exercise,
                          of:

                          (1)      a right arising from a breach of this deed or
                                   the occurrence of an event of default; or

                          (2)      a power created or arising upon default under
                                   this deed or upon the occurrence of an event
                                   of default,

                          does not result in a waiver of that right or power.

                  (c)     A party is not entitled to rely on a delay in the
                          exercise or non-exercise of a right or power arising
                          from a breach of this deed or on a default under this
                          deed or on the occurrence of an event of default as
                          constituting a waiver of that right or power.

                  (d)     A party may not rely on any conduct of another party
                          as a defence to exercise of a right or power by that
                          other party.

                  (e)     This clause may not itself be waived except by
                          writing.

         8.6      CONSENTS AND APPROVALS

                  Where any act, matter or thing under this deed depends on the consent or approval of any party, then unless expressly
                  provided otherwise, that consent or approval may be given or withheld in the absolute and unfettered discretion of that party and may be given subject to such conditions as that
                  party thinks fit in its absolute and unfettered discretion.

         8.7      ENTIRE AGREEMENT

                  This deed supersedes all previous agreements in respect of its subject matter and embodies the entire agreement between the parties.

         8.8      COUNTERPARTS

                  (a)     This deed may be executed in any number of
                          counterparts.

                                                                          PAGE 8

                  (b)     All counterparts, taken together, constitute one
                          instrument.

                  (c)     A party may execute this deed by signing any
                          counterpart.

         8.9      PTAL'S LIABILITY

                  (a)     The PTAL enters into this deed only in its capacity as
                          trustee of the Trusts and in no other capacity. A
                          liability arising under or in connection with this
                          deed is limited to and can be enforced against PTAL
                          only to the extent to which it can be satisfied out of
                          property of the Trusts out of which PTAL is actually
                          indemnified for the liability. This limitation of the
                          PTAL's liability applies despite any other provision
                          of this deed and extends to all liabilities and
                          obligations of PTAL in any way connected with any
                          representation, warranty, conduct, omission, agreement
                          or transaction related to this deed.

                  (b)     The parties other than PTAL may not sue PTAL in any
                          capacity other than as trustee of the Trusts,
                          including seek the appointment of a receiver (except
                          in relation to property of the Trust), a liquidator,
                          an administrator or any similar person to PTAL or
                          prove in any liquidation, administration or
                          arrangement of or affecting PTAL (except in relation
                          to property of the Trust).

                  (c)     The provisions of this clause 8.9 shall not apply to
                          any obligation or liability of PTAL to the extent that
                          it is not satisfied because under the trust deed
                          establishing the Trust or by operation of law there is
                          a reduction in the extent of PTAL's indemnification
                          out of the assets of the Trust, as a result of PTAL's
                          fraud, negligence or wilful default.

                  (d)     For these purposes, it is agreed that PTAL cannot be
                          regarded as being fraudulent, negligent or wilfully
                          defaulting to the extent to which any failure by PTAL
                          to satisfy its obligations or breach of representation
                          or warranty under this deed has been caused or
                          contributed to by a failure by the manager of the
                          Trust or any other person to fulfil its obligations in
                          relation to the Trust or any other act or omission of
                          that manager or any other person.

                  (e)     No attorney, agent, receiver or receiver or manager
                          appointed in accordance with this deed has authority
                          to act on behalf of PTAL in a way which exposes PTAL
                          to any personal liability and no act or omission of
                          any such person will be considered fraud, negligence
                          or wilful default of PTAL for the purpose of paragraph
                          (c) of this clause 8.9.

                  (f)     PTAL is not obliged to do or refrain from doing
                          anything under this deed (including incur any
                          liability) unless PTAL's liability is limited in the
                          same manner as set out in paragraphs (a) to (c) of
                          this clause.

                                                                          PAGE 9

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EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for

SUPERANNUATION MEMBERS' HOME LOANS LTD

by its attorney in the

presence of:

/s/ Maria Ratner                            /s/ Peter Rowe
---------------------------------------     ------------------------------------
Witness                                     Attorney

Maria Ratner                                Peter Rowe
---------------------------------------     ------------------------------------
Name (please print)                         Name (please print)

SIGNED SEALED AND DELIVERED for

MEMBERS EQUITY PTY LTD

by its attorney in the

presence of:

/s/ Maria Ratner                            /s/ Peter Rowe
---------------------------------------     ------------------------------------
Witness                                     Attorney

Maria Ratner                                Peter Rowe
---------------------------------------     ------------------------------------
Name (please print)                         Name (please print)

SIGNED SEALED AND DELIVERED for

PERPETUAL TRUSTEES AUSTRALIA LTD

by its attorney in the

presence of:

/s/ Maria Ratner                            /s/ Richard Antony Lovell
---------------------------------------     ------------------------------------
Witness                                     Attorney

Maria Ratner                                Richard Antony Lovell
---------------------------------------     ------------------------------------
Name (please print)                         Name (please print)

                                                                         PAGE 10